UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 2, 2008

Staples, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17586	04-2896127
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of Principal Executive Offices)	(Zip Code)

508-253-5000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In July 2008, Staples, Inc. (“Staples”) acquired Corporate Express N.V. (“Corporate Express”), a Dutch office products distributor with operations in North America, Europe and Australia, through a tender offer for all of its outstanding capital stock.

Staples is filing this Form 8-K to supplement Item 9.01(a) of the Current Report on Form 8-K/A filed on September 3, 2008 to include unaudited condensed consolidated financial statements of Corporate Express as of June 30, 2008 and December 31, 2007 and for the six months ended June 30, 2008 and 2007. These condensed consolidated financial statements are being filed as more than nine months have passed since the end of Corporate Express’ last audited financial year, December 31, 2007.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

Corporate Express Unaudited Condensed Consolidated Financial Statements as of June 30, 2008 and December 31, 2007 and for the Six Months Ended June 30, 2008 and 2007.  These unaudited condensed financial statements have not been reviewed or audited by Corporate Express’ independent auditors.

Item 9.01(a) Financial Statements of Businesses Acquired

Corporate Express N.V.

Condensed Consolidated Balance Sheet

(In millions of euro)

(Unaudited)

	June 30, 2008	December 31, 2007
Assets
Non-current assets
Goodwill	1,368	1,420
Software	94	98
Other intangible assets	74	82
Property, plant and equipment	199	196
Net pension asset	206	190
Deferred tax assets	343	350
Other non-current assets	17	16
Total non-current assets	2,302	2,352

Current assets
Inventories	467	498
Trade receivables	685	700
Other receivables	202	198
Cash and cash equivalents	43	50
Total current assets	1,397	1,446

Total assets	3,699	3,799

Equity and liabilities
Shareholders’ equity	1,454	1,543
Minority interests	44	40
Total equity	1,497	1,583

Non-current liabilities
Long-term borrowings	1,102	1,011
Deferred tax liabilities	135	136
Net pension liabilities	21	22
Provisions	41	41
Total non-current liabilities	1,300	1,211

Current liabilities
Current portion of long-term borrowings	32	117
Short-term loans and bank overdrafts	28	19
Trade liabilities	479	547
Other liabilities	362	320
Total current liabilities	901	1,004

Total liabilities	2,201	2,215

Total equity and liabilities	3,699	3,799

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements.

Corporate Express N.V.

Condensed Consolidated Statement of Income

(In millions of euro, except per share data)

(Unaudited)

	Six Months Ended June 30,
	2008	2007
Continuing operations:
Net sales	2,664	2,829
Purchase value of trade goods sold	(1,790)	(1,902)
Gross contribution	874	927

Operating costs	(780)	(785)
Depreciation of property, plant and equipment and amortization of software and other intangible assets	(43)	(48)
Operating result	50	94
Other financing expenses	(59)	(55)
Result before taxes	(9)	39
Taxes	6	(6)
Net result from continuing operations	(3)	34

Discontinued operations:
Net result from discontinued operations	—	9

Total operations:
Net result from total Group	(3)	42

Attributable to:
Holders of ordinary shares Corporate Express N.V.	(11)	34
Minority interests in Group companies	8	9
	(3)	42

Net result from continuing operations per share attributable to holders of ordinary shares Corporate Express N.V. (in euro)
Basic	(.06)	.14
Diluted	(.06)	.14

Net result from discontinued operations per share attributable to holders of ordinary shares Corporate Express N.V. (in euro)
Basic	—	.05
Diluted	—	.04

Net result from total Group per share attributable to holders of ordinary shares Corporate Express N.V. (in euro)
Basic	(.06)	.18
Diluted	(.06)	.18

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements.

Corporate Express N.V.

Condensed Consolidated Statement of Cash Flows

(In millions of euro)

(Unaudited)

		Six Months Ended June 30,
		2008	2007
Cash flow from operating activities
EBIT		50	94
Depreciation of property, plant and equipment and amortization of software and other intangible assets		43	48
Adjustments for share based payments		4	5
Other non cash adjustments (Book profit sale Veenman)		(42)	—
Additions to (release of) provisions		6	(1)

(Increase) decrease working capital
Decrease (increase) in inventories		12	(6)
Increase in accounts receivable		(18)	(58)
Increase in other receivables		(23)	(18)
(Decrease) increase in accounts payable		(38)	13
Increase (decrease) in other liabilities		73	(3)
Net increase (decrease) in working capital		6	(72)

Other operational payments and receivables
Profit taxes (net)		(18)	(19)
Payments deducted from provisions for restructuring and other provisions excluding pensions		(12)	(11)
Payments for defined benefit pension plans		(4)	(5)
Total other operational payments and receivables		(33)	(34)

Net cash from operating activities continuing operations		33	40
Net cash from operating activities discontinued operations		—	(21)

Net cash from operating activities total Group (A)		33	19

Cash flow from investing activities
Investments in property, plant and equipment and software		(43)	(47)
Acquisitions of Group companies		—	(5)
Proceeds of divestments net of transaction fees		41	—
Net cash used in investing activities continuing operations		(2)	(52)
Net cash used in investing activities discontinued operations		—	(3)

Net cash used in investing activities total Group (B)		(2)	(54)

Cash flow available for financing activities (A+B)		31	(35)

Cash flow from financing activities
Dividend payments		(18)	(21)
Interest payments		(37)	(42)
Financing fee payments		(29)	—
Dividend Preference Shares A		(11)	(11)
Dividend payment to and repurchase of shares from minority shareholders		(5)	(62)
Proceeds from share issues		2	—
Net proceeds of other long-term borrowings		52	131
Net cash used in financing activities continuing operations		(46)	(6)

Net cash used in financing activities total Group (C)		(46)	(6)

Net cash flow total Group (A+B+C)		(15)	(42)

Net increase in liquid funds
Liquid funds at period end:
Cash and cash equivalents		43	77
Bank overdrafts		(28)	(63)
	A	16	14
Minus liquid funds at beginning of year:
Cash and cash equivalents		50	73
Bank overdrafts		(19)	(18)
	B	31	55

Net cash flow total Group	A-B	(15)	(42)

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements.

Corporate Express N.V.

Condensed Consolidated Statement of Recognized Income and Expense

(In millions of euro)

(Unaudited)

Six Months Ended June 30, 2008
Cash flow hedges:
Valuation gain/(loss) taken to equity	—
Transferred to income statement for the period	(2)
(2)

Actuarial gains and (losses) on pension plans	—

Exchange differences on translation of foreign operations	(63)
Tax on items	(1)

Net result taken directly to equity	(66)
Net result for the period	(3)

Total recognized income and expense for the period	(69)

Attributable to:
Holders of ordinary share Corporate Express N.V.	(77)
Minority interests in Group companies	8
(69)

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements.

Corporate Express N.V.

Condensed Consolidated Statement of Recognized Income and Expense

(In millions of euro)

(Unaudited)

Year Ended December 31, 2007
Cash flow hedges:
Valuation gain/(loss) taken to equity	(2)
Transferred to income statement for the year	(4)
(6)

Actuarial gains and (losses) on pension plans	56

Exchange differences on translation of foreign operations	(98)
Tax on items	(12)

Net result taken directly to equity	(60)
Net result for the year	195

Total recognized income and expense for the year	135

Attributable to:
Holders of ordinary share Corporate Express N.V.	118
Minority interests in Group companies	17
135

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

In millions of euro, unless stated otherwise

Basis of preparation

The condensed consolidated financial statements for Corporate Express N.V. (“Corporate Express” or the “Company”) included herein were prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board, and the interpretations thereof by the International Financial Reporting Interpretations Committee and the Standing Interpretations Committee.  For Corporate Express, there are no differences between IFRS as adopted for use in the European Union and full IFRS as issued by the International Accounting Standards Board.  Corporate Express’ accounting policies under IFRS vary in certain respects from accounting principles generally accepted in the United States of America (“US GAAP”).

The financial statements included herein are presented in euro and are prepared under the historical cost convention, except for the financial assets and liabilities (including derivative instruments), which are valued at fair value.

Amounts are rounded to the nearest million euro; therefore, amounts may not equal (sub) totals due to rounding.

These unaudited condensed financial statements have not been reviewed or audited by Corporate Express’ independent auditors.

Principles of consolidation

The condensed consolidated financial statements include Corporate Express and the entities controlled by Corporate Express. Control is achieved when Corporate Express has the power to govern the financial and operating policies of a subsidiary so as to obtain benefits from its activities. Control is presumed to exist when Corporate Express owns, directly or indirectly through subsidiaries, more than half of the voting power of an entity unless, in exceptional circumstances, it can be demonstrated that such ownership does not constitute control. The existence and effect of potential voting rights that are currently exercisable or convertible are considered when assessing whether Corporate Express controls another entity. Subsidiaries are fully consolidated from the date on which control is obtained.

Intercompany transactions, balances and unrealized gains on transactions between subsidiaries are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred.

Foreign currencies

Each subsidiary measures its balance sheet and income statement in the currency of the primary economic environment in which the subsidiary operates (the “functional currency”). The condensed consolidated financial statements presented herein are in euros, which is the Company’s presentation currency. In the consolidation, assets and liabilities of subsidiaries whose functional currency is not the euro are translated into euro at the rates prevailing at the balance sheet date. Income statements of these subsidiaries are translated into euros at the average rates for the reporting period. The resulting translation differences are recorded directly in equity as “cumulative translation adjustments”.

Transactions in currencies other than the functional currencies of subsidiaries are recorded at the exchange rates prevailing on the dates of the transactions. Monetary items (such as receivables, cash and cash equivalents and liabilities) denominated in currencies other than the functional currencies of subidiaries are translated at the rates prevailing on the balance sheet date. The resulting translation differences and translation differences on settlements are reflected in the income statement.

Earnings (loss) per share (“EPS”)

The diluted per share amount for the six months ended June 30, 2008 is consistent with the basic per share amount, as the net loss for the period causes basic EPS to be the most dilutive.

Segment information

Corporate Express has four business segments: Office Products North America (“OPNA”); Office Products Europe (“OPE”); Office Products Australia (“OPA”); and Printing Systems (“Printing Systems”). ASAP Software used to be the fifth business segment until November 12, 2007 when ASAP Software was sold to Dell Computers.

OPNA, OPE and OPA mainly operate under the name Corporate Express and offer a full range of products, such as traditional office supplies and office furniture and also facility supplies, forms and print and promotional products to large- and medium-sized companies and institutions. The copier business of Veenman, which until 2006 was reported as an activity of OPE, in this segment information is reported under Printing Systems.

The historical segment information of ASAP Software for 2007 is reported in the column “Discontinued operations”.

“Unallocated” in the tables below includes Corporate Express’ financing costs incurred by the corporate head office as well as costs, relating to geographical holding companies.

Business segment information

	OPNA 2008	OPE 2008	OPA 2008	Printing Systems 2008	Unallocated 2008	Corporate Express total operations 2008
For the Six Months Ended June 30, 2008 (in millions of euro)
Net sales	1,394	649	390	231		2,664
Purchase value trade goods sold	(945)	(427)	(260)	(160)		(1,790)
Operating result / segment result	42	18	32	6	(47)	50
Other financing expenses						(59)
Result before taxes						(9)
Taxes						6
Net result from continuing operations						(3)
Net result from total Group						(3)
Attributable to:
Holders of ordinary shares of
Corporate Express N.V.						(11)
Minority interest in companies						8

	OPNA 2007	OPE 2007	OPA 2007	Printing Systems 2007	Unallocated 2007	Corporate Express continuing operations 2007	Discontinued operations (1) 2007	Corporate Express total operations 2007
For the Six Months Ended June 30, 2007 (in millions of euro)
Net sales	1,511	637	389	293		2,829		2,829
Purchase value trade goods sold	(1,013)	(428)	(264)	(200)		(1,902)		(1,902)
Operating result / segment result	47	11	32	13	(8)	94		94
Other financing expenses						(55)		(55)
Result before taxes						39		39
Taxes						(6)		(6)
Net result from continuing operations						34		34
Net result from discontinued operations						—	9	9
Net result from total Group						34	9	42
Attributable to:
Holders of ordinary shares
Corporate Express N.V.						25	9	34
Minority interests in Group companies						9		9

(1)     Includes the results of ASAP Software for the six months ended June 30, 2007.

Strategic initiatives

Included as part of operating costs in the condensed consolidated statement of income for the six months ended June 30, 2008 is 84.8 million euros of costs that relate to strategic initiatives and certain transaction costs incurred by Corporate Express prior to the transaction with Staples.

Subsequent event

In July 2008, Staples acquired Corporate Express for an aggregate cash purchase price of 2.8 billion euros, net of cash acquired through a tender offer for all of its outstanding capital stock. The acquisition of Corporate Express establishes a contract business for Staples in Europe and Canada and increases its contract business in the United States. The acquisition also extends Staples’ geographic reach to Australia and New Zealand. As a result of the acquisition, Staples has operations in 27 countries.

At the time the tender offer was fully settled on July 23, 2008, Staples had acquired more than 99% of the outstanding capital stock of Corporate Express. Staples intends by the end of fiscal year 2009 to acquire the remaining capital of Corporate Express by means of a compulsory acquisition procedure in accordance with the Dutch Civil Code. In July 2008, Staples also acquired all of the outstanding 8.25% Senior Subordinated Notes due July 1, 2014 and all of the outstanding 7.875% Senior Subordinated Notes due March 1, 2015 of Corporate Express U.S. Finance Inc., a wholly owned subsidiary of Corporate Express.

The operating results of Corporate Express have been included in the results of Staples since July 2, 2008, the date Staples declared the terms of the tender offer unconditional. The Corporate Express results are reported in Staples’ North American Delivery and International Operations for segment reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAPLES, INC.

Date: December 1, 2008	By:	/s/ John J. Mahoney
		Name:	John J. Mahoney
		Title:	Vice Chairman and
Chief Financial Officer